UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 18, 2006 (October 16, 2006)

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 730-7540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On October 16, 2006, Mobile Satellite Ventures LP (“MSV LP”) and its general partner, Mobile Satellite Ventures GP Inc. (“MSV GP”) entered into a number of agreements and amendments to existing agreements, as described below. These agreements and amendments were entered into in connection with the previously disclosed Exchange Agreement, dated as of October 6, 2006, by and between us and BCE Inc. (“BCE”), pursuant to which we will acquire all of the equity interests in MSV LP and MSV GP owned by BCE in exchange for shares of our common stock (the “SkyTerra-BCE Exchange Transactions”).

Amendment to MSV Canada Shareholders’ Agreement. Mobile Satellite Ventures (Canada) Inc. (“MSV Canada”) is a joint venture company between MSV LP and TMI Communications and Company, Limited Partnership (“TMI”) which complies with Canada’s foreign ownership rules relating to non-Canadian ownership in Canadian telecommunications common carriers, including Canadian satellite operators. MSV LP owns 20% of the voting equity of MSV Canada and 33 1/3% of the voting equity of a parent holding company, Mobile Satellite Ventures Holdings (Canada) Inc. (“MSV Canada Holdings”). The remaining 80% of the voting equity of MSV Canada is held by MSV Canada Holdings and the remaining 66 2/3% of the voting equity of MSV Canada Holdings is held by TMI. MSV Canada owns and operates the MSAT-1 satellite.

To facilitate consummation of the SkyTerra-BCE Exchange Transactions, MSV LP entered into an amendment of the shareholders’ agreement governing MSV Canada (the “Amendment to MSV Canada Shareholders’ Agreement”). The Amendment to MSV Canada Shareholders’ Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. As amended, the MSV Canada Shareholders’ Agreement now provides that all decisions of the boards of directors of MSV Canada and MSV Canada Holdings are to be decided by a simple majority of directors, except that the written consent of MSV LP shall be required for major corporate actions that could have an impact on the Company as a minority shareholder, including, but not limited to, the amendment of any material agreement in excess of $500,000, any material change in the scope and nature of MSV Canada’s business or operations, the incurrence of any indebtedness or the making of any capital expenditures, pledges, or asset sales in excess of $500,000 and the declaration of dividends.

In addition, in this amendment we and BCE agreed that for so long as BCE and its subsidiaries own a majority of the outstanding shares of MSV Canada Holdings, BCE shall be entitled to designate one director and one observer to the board of directors of MSV GP. The amendment also modified the conditions applicable to any sale or other transfer by TMI of its equity interests in MSV Canada Holdings, including requiring, in certain circumstances, that the party acquiring such interests also acquire a specified minimum number of shares of our common stock (between approximately 4.3 million and 7.1 million shares) from BCE or its subsidiaries.

HNS Preferred Provider Agreement. In connection with the execution of the agreement governing the SkyTerra-BCE Exchange Transactions, MSV LP entered into a preferred provider agreement with Hughes Network Systems, LLC (“HNS”). Under this agreement (the “HNS Preferred Provider Agreement”), for a period of five years MSV LP will grant preferred provider status to HNS for the provision of certain engineering and other services and the manufacture of certain equipment, in each case expected to be used by MSV LP in developing and deploying its next generation integrated satellite network with an ancillary terrestrial component, to the extent HNS offers commercially competitive terms and conditions for the subject services. MSV LP will select HNS for such work to the extent the terms and conditions offered by HNS are, taken as a whole, not materially less favorable to MSV LP as those that could be obtained from another qualified entity. The HNS Preferred Provider Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

HNS is a former subsidiary of ours, and is indirectly controlled by Apollo Investment Fund IV, L.P. and its affiliates (together, “Apollo”), which also own approximately 25% of us. Three individuals associated with Apollo currently serve on the five member board of directors of SkyTerra. Andrew Africk, a member of the board of managers of HNS, is a director of Hughes Communications, parent of HNS, and is a director of MSV and SkyTerra. Aaron Stone, a member of HNS’ board of managers and a director of Hughes Communications, is a director of MSV and SkyTerra. Jeffrey Leddy, a member of HNS’ board of managers and a director of Hughes Communications, is chief executive officer of SkyTerra and a director of MSV.

Non-Interference Agreement. In connection with the execution of the agreement governing the SkyTerra-BCE Exchange Transactions, MSV LP and MSV Canada entered into a non-interference agreement with BCE and Telesat Canada (“Telesat”). Under this agreement (the “Non-Interference Agreement”), BCE and Telesat agreed that, for a period of seven years, they will not make any communication to a governmental or regulatory organization or directed at the media that could reasonably be expected to materially impair MSV LP’s rights to use the spectrum licensed to it or MSV Canada, including for use with an ancillary terrestrial component and including MSV LP’s efforts to obtain additional spectrum. The agreement also imposes certain exceptions and conditions in the event that either MSV Canada or BCE bid for additional L-band spectrum. The Non-Interference Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Amended Telesat Preferred Provider Agreement. Under an amendment to the existing preferred provider agreement between MSV LP, MSV Canada and Telesat, MSV LP and MSV Canada (the “Preferred Provider Extension Agreement”), each agreed to grant preferred provider status to Telesat for any telemetry, tracking and control services and for any satellite procurement services that may be required by MSV LP or MSV Canada to the extent Telesat offers commercially competitive terms and conditions for the subject services. MSV LP and/or MSV Canada will select Telesat for such work to the extent the terms and conditions offered by Telesat are, taken as a whole, not materially less favorable to MSV LP and MSV Canada as those that could be obtained from another qualified entity. This agreement will terminate on the later of (i) its fifth anniversary and (ii) the date when BCE and Telesat collectively no longer hold the majority of the outstanding common shares of MSV Canada Holdings. The Preferred Provider Extension Agreement is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

Pledge Release. Upon the formation of MSV LP in 2001, TMI Communications Delaware, Limited Partnership (“TMI Delaware”) pledged certain equity interests of MSV LP and MSV GP owned by TMI Delaware to MSV LP and other limited partners of MSV LP to secure the performance by TMI Delaware and TMI of certain indemnification and guarantee obligations owed to MSV LP and its limited partners. To facilitate consummation of the

SkyTerra-BCE Exchange Transactions, MSV LP and the other beneficiaries of the pledge entered into an agreement (the “Pledge Release Agreement”) to release the pledge. The Pledge Release Agreement is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Termination of BCE Preferred Provider Agreement. In November 2004 MSV LP entered into a preferred provider agreement with BCE for service offerings using follow-on satellite(s) in Canada. On October 13, 2006, MSV LP and BCE terminated such agreement (the “Preferred Provider Termination Agreement”). The Preferred Provider Extension Agreement is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the amendments to our Restated Certificate of Incorporation is disclosed in Item 8.01 hereto, and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.	Other Events.

A current copy of our Restated Certificate of Incorporation is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

The Restated Certificate of Incorporation deletes references to our Series A Convertible Preferred Stock, all of which has been redeemed, deletes references to our Series B Preferred Stock, all of which has been retired, and deletes references to our previous classified board structure. The effective date of the Restated Certificate of Incorporation is October 18, 2006.

Below is a current description of our capital stock.

Description of our Capital Stock

We are authorized to issue up to 200,000,000 shares of our voting common stock (the “voting common stock”), 100,000,000 shares of our non-voting common stock (the “non-voting common stock” and together with the voting common stock, the “common stock”) and 10,000,000 shares of our preferred stock. The following is a summary of the principal terms of our capital stock and of relevant provisions of our restated certificate of incorporation and amended and restated by-laws. The following summary is not complete and may not contain all of the information important to you. You should read carefully the full text of our restated certificate of incorporation and amended and restated by-laws.

Voting Common Stock

The holders of our voting common stock are entitled to one vote for each share held on the appropriate record date for all matters submitted to a stockholder vote. Holders of our voting common stock are entitled to receive, on a pro rata basis, dividends declared on the common stock by our board of directors, out of legally available funds, unless any outstanding preferred stock has a preference over the common stock for these dividends. In the event of a liquidation, dissolution or winding up of SkyTerra Communications, Inc., holders of our voting common stock would be entitled to a pro rata share of our assets which are available for distribution and remaining after payment of our liabilities and the liquidation preference of outstanding preferred stock. Holders of our voting common stock have no rights to purchase additional shares of common stock if we issue additional shares of capital stock and they have no rights to convert their voting common stock into any other securities. In addition, the holders of our voting common stock have no redemption rights. As of date hereof, all of the outstanding shares of our voting common stock are fully paid and holders of our shares of voting common stock are not required to make additional capital contributions.

Non-Voting Common Stock

Our non-voting common stock has the same terms as our voting common stock described above, except that our non-voting common stock does not carry voting rights.

Preferred Stock

Our board of directors has the authority, in its sole discretion and without further stockholder approval, to issue preferred stock in one or more classes or series and to fix the designations, powers, preferences and rights of the shares of each class or series, including dividend rates, conversion rights, voting rights, terms of redemption and liquidation preference and the number of shares constituting each class or series.

Anti-Takeover Effects of Certain Provisions

The authorized but unissued shares of common stock and preferred stock are available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
4.1	Restated Certificate of Incorporation of SkyTerra Communications, Inc.

4.2	Amended and Restated Bylaws of SkyTerra Communications, Inc.

10.1	Amendment Agreement No. 1 to MSV Canada Shareholders Agreement by and among TMI Communications and Company, Limited Partnership, Mobile Satellite Ventures (Canada) Inc., Mobile Satellite Ventures Holdings (Canada) Inc. and Mobile Satellite Ventures LP.

10.2	Preferred Provider Agreement, dated as of October 16, 2006, by and between Hughes Network Systems, LLC and Mobile Satellite Ventures LP.

10.3	Non-Interference Agreement, dated as of October 6, 2006, by and among BCE Inc., Telesat Canada, Mobile Satellite Ventures (Canada) Inc., Mobile Satellite Ventures Holdings (Canada) Inc. and Mobile Satellite Ventures LP.

10.4	Preferred Provider Extension Agreement, dated as of October 6, 2006, by and among Telesat Canada, Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures LP.

10.5	Pledge Release Agreement, dated as of October 6, 2006, by and among MSV Investors LLC, TMI Communication Delaware, Limited Partnership, Mobile Satellite Ventures LP and other beneficiaries of the Pledge Agreement, dated as of November 26, 2001, as amended.

10.6	Preferred Provider Termination Agreement, dated as of October 6, 2006, by and among BCE Inc., Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 18, 2006

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Robert C. Lewis
Name:	Robert C. Lewis
Title:	Senior Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Number	Description
4.1	Restated Certificate of Incorporation of SkyTerra Communications, Inc.

4.2	Amended and Restated Bylaws of SkyTerra Communications, Inc.

10.1	Amendment Agreement No. 1 to MSV Canada Shareholders Agreement by and among TMI Communications and Company, Limited Partnership, Mobile Satellite Ventures (Canada) Inc., Mobile Satellite Ventures Holdings (Canada) Inc. and Mobile Satellite Ventures LP.

10.2	Preferred Provider Agreement, dated as of October 16, 2006, by and between Hughes Network Systems, LLC and Mobile Satellite Ventures LP.

10.3	Non-Interference Agreement, dated as of October 6, 2006, by and among BCE Inc., Telesat Canada, Mobile Satellite Ventures (Canada) Inc., Mobile Satellite Ventures Holdings (Canada) Inc. and Mobile Satellite Ventures LP.

10.4	Preferred Provider Extension Agreement, dated as of October 6, 2006, by and among Telesat Canada, Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures LP.

10.5	Pledge Release Agreement, dated as of October 6, 2006, by and among MSV Investors LLC, TMI Communication Delaware, Limited Partnership, Mobile Satellite Ventures LP and other beneficiaries of the Pledge Agreement, dated as of November 26, 2001, as amended.

10.6	Preferred Provider Termination Agreement, dated as of October 6, 2006, by and among BCE Inc., Mobile Satellite Ventures (Canada) Inc. and Mobile Satellite Ventures LP.